UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

Amendment no.1

CURRENT REPORT

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2016

PACK FUERTE, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-187007	61-1693116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 Howard Hughes Pkwy, St 500S Las Vegas, NV	89169-6014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 331-8633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment no. 1 on Form 8-k/A is being filed by the Company to amend the current report on Form 8-k filed on September 28, 2016 (the original report), solely to provide the disclosures required by Item 9.01 of the Form 8-k that were not previously filed with the original report.   Except as provided herein, the disclosures made in the original report remain unchanged.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accounts

(i)            Seale and Beers, CPAs, LLC, the independent registered public accounting firm for Pack Fuerte, Inc. (the "Company"), informed the Company on September 13, 2016 that Seale and Beers, CPAs, was in the process of being acquired by AMC Auditing, LLC. The Audit Committee of the Company's Board of Directors has engaged AMC Auditing to serve as the Company's independent registered public accounting firm.

(ii)           The reports of Seale and Beers on the consolidated financial statements of the Company as of and for the fiscal years ended November 30, 2013, November 30, 2014 and November 30, 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the Company's fiscal years ended November 30, 2015, 2014  and 2013 and the subsequent interim period from December 1, 2015 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused Seale and Beers to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)          During the Company's fiscal years ended November 30, 2015, 2014  and 2013, and the subsequent interim period from December 1, 2015 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)           During the Company's fiscal years ended November 30, 2015, 2014  and 2013, and the subsequent interim period from December 1, 2015 to the date of this report, the Company did not consult with AMC Auditing regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)          The Company has provided Seale and Beers with a copy of the disclosures in this report and has requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Seale and Beers agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

(d)  Exhibits

16.1  Seale and Beers, CPAs, LLC SECPS Letter

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                     PACK FUERTE, INC.

                                                                                                     (Registrant)

Date: September 30 , 2016                                                 By:

                                                                                                           /s/Bunloet Sriphanorm

                                                                                                          Name: Bunloet Sriphanorm

                                                                                                          Title: President